Aberdeen Funds: Summary Prospectus

Aberdeen Multi-Manager Alternative Strategies Fund II

February 29, 2016, as amended and restated on June 20, 2016

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information, shareholder reports and other information about the Fund online at www.aberdeen-asset.us/literaturealternative. You can also get this information at no cost by e-mailing a request to Investor.Services.US@aberdeen-asset.com, calling 866-667-9231 or asking your financial advisor. The Fund's Prospectus and Statement of Additional Information, both dated February 29, 2016, as supplemented to date, and the independent registered public accounting firm's report and financial statements in the annual report of Arden Alternative Strategies II, the predecessor to the Fund, dated October 31, 2015, are incorporated by reference into this summary prospectus.

Fund Tickers

Class A Shares (ARDWX)  Class C Shares (CARDX)  Class R Shares (RARDX)  Institutional Class Shares (IARDX)

Investment Objective

The Aberdeen Multi-Manager Alternative Strategies Fund II (the "Fund") seeks to achieve capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the "Choosing a Share Class–Reduction and Waiver of Class A Sales Charges" section on page 42 of the Fund's prospectus and in the "Additional Information on Purchases and Sales–Waiver of Class A Sales Charges" and "Reduction of Sales Charges" sections on pages 45-47 of the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class R	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%[1]	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00%[2]	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.85%	1.85%	1.85%	1.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.50%	None
Other Expenses[3]
Dividend and Interest Expenses on Short Positions	1.82%	1.82%	1.82%	1.82%
All Other Expenses	2.07%	2.07%	2.07%	2.07%
Total Other Expenses	3.89%	3.89%	3.89%	3.89%
Acquired Fund Fees and Expenses	0.06%	0.06%	0.06%	0.06%
Total Annual Fund Operating Expenses	6.05%	6.80%	6.30%	5.80%
Less Fee Waiver/Expense Reimbursement[4]	1.93%	1.93%	1.93%	1.93%
Net Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement	4.12%	4.87%	4.37%	3.87%

1  Investors that held Advisor Class shares of Arden Alternative Strategies II (the "Predecessor Fund") on the closing date of the Predecessor Fund's reorganization into the Fund will have the applicable front-end sales charge waived on subsequent purchases of Class A shares of the Fund.

2  Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder's fee was paid.

3  "Other Expenses" are based on anticipated expenses payable by the Fund for the current fiscal year.

4  Aberdeen Funds (the "Trust") and Aberdeen Asset Management Inc. (the "Adviser") have entered into a written contract (the "Expense Limitation Agreement") limiting the Fund's operating expenses to 1.99% per annum (of the Fund's average daily net assets (excluding taxes (including foreign transaction taxes), expenses associated with investment in other pooled investment vehicles (including exchange traded funds and other affiliated and unaffiliated funds), any fees paid pursuant to a Rule 12b-1 plan (if applicable to the share class), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses)) for all Classes of the Fund (the "Expense Limitation"). Additionally, the Expense Limitation Agreement provides that the Adviser will waive its advisory fee payable under the advisory agreement between the Adviser and the Trust to the extent necessary to reimburse the Fund for any management fees to which it is subject as an investor in Underlying Funds (as defined below) that are not exchange-traded funds. This contractual limitation will remain in effect for an indefinite period (i.e., into perpetuity), unless sooner terminated at the sole discretion of the Board of Trustees (the "Board"). The Fund will carry forward the amount of expenses paid or absorbed by the Adviser (or its affiliate) in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made only to the extent it does not cause the Fund's ordinary operating expenses to exceed the Expense Limitation in effect at the time the expense was paid or absorbed.

  Aberdeen Multi-Manager Alternative Strategies Fund II: Summary Prospectus as of February 29, 2016, as amended and restated on June 20, 2016  01

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs at the end of each period would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$1,060	$1,755	$2,560	$4,633
Class C	$587	$1,464	$2,443	$4,902
Class R	$438	$1,323	$2,220	$4,510
Institutional Class	$389	$1,181	$1,990	$4,096

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$487	$1,464	$2,443	$4,902

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which will not be reflected in annual fund operating expenses or in the Example above, will reduce the Fund's performance.

Principal Investment Strategies

In pursuing the Fund's objective, the Adviser seeks to enable the Fund to achieve a low beta to the major equity and fixed income markets through the allocation of the assets of the Fund among a number of sub-advisers (the "Sub-Advisers") that employ a variety of alternative investment strategies. Beta is a measure of the Fund's volatility relative to the volatility of the markets as a whole. A low beta signifies a security whose return is not highly correlated with the returns of the markets as a whole. The Adviser is responsible for selecting each Sub-Adviser and for determining the amount of Fund assets allocated to each Sub-Adviser. When allocating assets among Sub-Advisers, the Adviser considers a range of factors including each Sub-Adviser's investment style and historical performance, as well as various characteristics of the Sub-Adviser's expected investment portfolio.

The main strategies that may be employed by the Fund's Sub-Advisers include:

•  Relative Value Strategies, which seek to exploit differences in valuation through the simultaneous purchase and sale of related financial instruments, or trade credit exposures on a fundamental basis seeking returns from both long and short positions;

•  Event-Driven Strategies, which involve investing in securities of companies currently or prospectively involved in a wide variety of corporate transactions or other events where the investment thesis is predicated on the anticipated effect of such transactions or events;

•  Global Macro, which seek to analyze macroeconomic variables to identify dislocations and forecast future moves in global asset/securities prices on a directional or relative value basis;

•  Equity Hedge (Long/Short) Strategies, which seek to identify equities that are trading under or over their perceived intrinsic value or are deemed to be mispriced based on fundamental, statistical, technical or other factors; and

•  Tactical and Other Strategies, which relate to a variety of strategic, portfolio hedging ("hedging overlay") and opportunistic investment strategies not captured above, such as short-term trading opportunities.

As a result of the Sub-Advisers' strategies, the Fund may invest in long and short positions in, among other investments: equity and fixed income securities of U.S. companies and non-U.S. companies traded on U.S. and non-U.S. exchanges and in the over-the-counter markets, financial futures and options thereon, foreign currency forward contracts, exchange-traded funds ("ETFs") and in asset-based investments such as asset-backed securities (including collateralized loan obligations), real estate mortgages and tax liens. Derivatives may be used by the Fund for a variety of purposes, such as to seek economic exposure to one or more alternative strategies, enhance returns, increase investment flexibility, speculate on a targeted investment opportunity, or for hedging purposes. The Fund may engage in securities lending. The Sub-Advisers use speculative investment practices, including leverage, that could increase the Fund's volatility. Leverage, for example, is created through the Fund's use of short sales, securities lending and derivatives. The Fund may engage in short-term trading.

The Fund may invest in both investment grade and below investment grade securities (commonly referred to as high yield or "junk" bonds). A bond is considered below investment grade if rated below investment grade by Moody's Investors Services, Inc. ("Moody's") (below Baa3), Standard & Poor's Rating Services ("S&P") (below BBB-), or Fitch, Inc. ("Fitch") (below BBB-) or, if unrated, determined by the Adviser to be of comparable quality. In the event that a security receives different ratings from different nationally recognized statistical rating organizations ("NRSROs"), the Adviser will treat the security as being rated in the lowest rating category received from an NRSRO.

The Fund may invest, without limit, in any market, including emerging and developing markets.

The Sub-Advisers have broad discretion in the types of securities or instruments they may own, the type of trading strategies they may employ, and the amount of leverage they may use. The risk of loss may be significant if a Sub-Adviser employs valuation assumptions or credit judgments that are incorrect, incorrectly evaluates market conditions or the nature and extent of spread relationships, or otherwise makes investment decisions that prove to be unprofitable.

Additionally, up to 20% of the Fund's assets may be managed by the Adviser. The Fund may invest up to 10% of its assets (either directly or indirectly through investments made by a Subsidiary or Trading Entity (as defined below)) in hedge funds, funds traded publicly on foreign exchanges, and, to a lesser extent, affiliated and unaffiliated open-end and closed-end registered investment companies, other than money market mutual funds ("Underlying Funds"). Although money market mutual funds are not counted toward the 10% limitation, the Fund is permitted to invest in

02  Aberdeen Multi-Manager Alternative Strategies Fund II: Summary Prospectus as of February 29, 2016, as amended and restated on June 20, 2016 money market mutual funds within the limits permitted by federal securities laws. A portion of the Fund's net assets (up to 15%) is expected to be invested in one or more wholly-owned subsidiaries formed under the laws of the Cayman Islands (each, a "Subsidiary"). Any Subsidiary will be advised by the Adviser and may invest its assets in limited liability companies or other business entities (each, a "Trading Entity" and collectively, the "Trading Entities") or Underlying Funds, the trading of each of which will be managed on a discretionary basis by a Sub-Adviser or a different third-party manager, respectively, typically a commodity trading advisor (a "Trading Advisor") pursuant to such Trading Advisor's managed futures program. All or a portion of a Subsidiary's assets may also be managed by a Trading Advisor which, in this case, would serve as a Sub-Adviser to the Subsidiary and indirectly the Fund.

Principal Investment Risks

The Fund's investments are subject to a variety of risks that may cause the Fund's net asset value to fluctuate over time. Therefore, the value of your investment in the Fund could decline and you could lose money. Also, there is no assurance that the Adviser or the Sub-Advisers will achieve the Fund's objective.

As an investor in the Fund, your investment is subject to the following risks:

•  Multi-Manager Risk is that the success of the Fund's investment strategy depends on, among other things, the Adviser's ability to select Sub-Advisers to implement the Fund's investment objective and the Adviser's success in allocating assets to those Sub-Advisers.

•  Event-Driven Trading involves the risk that the event identified may not occur as anticipated or may not have the anticipated effect, which may result in a negative impact upon the market price of securities held by the Fund.

•  Equity Market Risk is the risk that the market value of the securities in which the Fund invests may fall or fail to rise.

•  Market Volatility Risk is the risk that markets are volatile and the values of individual securities and other instruments can decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market values.

•  Company Risk is the risk that a company in which the Fund is invested may perform poorly, and therefore the value of its stocks and other securities may decline.

•  Differential Strategy Risk. Based on various business, regulatory and other considerations, the Adviser and Sub-Advisers may choose to pursue an investment strategy for the Fund which differs from the investment strategies pursued by other funds, accounts or other investment vehicles managed by the Adviser or Sub-Adviser ("Related Accounts"). This may result in the Adviser or Sub-Advisers making purchase or sale decisions for Related Accounts which differ from or are contrary to the purchase or sale decisions they make for the Fund, which could adversely affect the Fund as such differences could cause the Fund's performance to deviate materially from those of the Related Accounts.

•  Risks of Foreign Investing is the risk that because the Fund may invest in foreign securities, the Fund may be subject to the risks associated with foreign securities, such as country risk (the potentially adverse political, economic and other conditions of the country), currency risk (the constantly changing exchange rate between a local currency and the U.S. dollar) and custody risk (the risk associated with the process of clearing and settling Fund trades in foreign markets). Currency exchange rate fluctuations may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser or a Sub-Adviser are unsuccessful. This risk also includes the risk of investing in offshore funds, which are not subject to the investor protections of the Investment Company Act of 1940, as amended (the "1940 Act") and also give rise to the aforementioned risks of foreign investing. Changes in tax and other laws could also adversely affect investments in offshore Underlying Funds.

•  Emerging and Developing Markets Risk is the risk associated with the Fund's investments in securities of companies located or traded in developing or emerging markets, which are at an early stage of development and may have less stable governments, more volatile currencies and less established markets that are significantly volatile. Therefore, the above risks of foreign investing are often more pronounced in these markets.

•  Asset-Backed Securities Risk. The Fund may invest in asset-backed securities. The value of the Fund's asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market's assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

•  Liquidity Risk. Liquidity risk is the risk arising from a lack of marketability of certain securities, which may make it difficult or impossible to sell at desirable prices in order to minimize loss. In periods of poor liquidity, the Fund may have to lower the selling price, sell other investments, or forgo another, more appealing investment opportunity.

•  Derivatives may be a significant component of the Fund's investment strategy. Derivatives are subject to the risk that gains or losses may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss. Derivatives will typically increase exposure to the principal risks to which the Fund is otherwise exposed, and are subject to the following additional risks:

Counterparty credit risk (the risk that a counterparty to the derivative instrument becomes bankrupt, insolvent, enters administration, liquidates or otherwise fails to perform its

  Aberdeen Multi-Manager Alternative Strategies Fund II: Summary Prospectus as of February 29, 2016, as amended and restated on June 20, 2016  03 obligations due to financial difficulties, and the Fund may obtain no recovery of its investment, and any recovery may be delayed);

Hedging risk (the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains);

Correlation risk (the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses);

Liquidity risk (the risk that the derivative instrument may be difficult or impossible to sell or terminate); and

Leverage risk (the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument).

•  Derivatives–Forward Foreign Currency Contracts Risk is the risk that the Fund may be exposed to when it agrees to enter into a type of derivative contract whereby the Fund may agree to buy or sell a country's or region's currency at a specific price on a specific date in the future. These contracts may fall in value due to foreign currency value fluctuations. The Fund's investment or hedging strategies may not achieve their objective. Investment in these instruments also subjects the Fund to counterparty risk.

•  Derivatives Futures Risk is the risk that the Fund may be exposed to if it enters into futures contracts, including currency, bond, commodity, index and interest rate futures, for investment purposes, for risk management (hedging) purposes, and to increase flexibility. The volatility of futures contracts prices has been historically greater than the volatility of stocks and bonds. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. These risks are in addition to the general "Derivatives Risks" described above.

•  Derivatives Options Risk is the risk that the Fund may be exposed to when it purchases or sells call or put options, which are in addition to the risks relating to "Derivatives" described above. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit that might have realized had it bought the underlying security at the time it purchased the call option. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs. If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price. If the Fund sells a call option on an underlying asset that the Fund owns and the underlying asset has increased in value when the call option is exercised, the Fund will be required to sell the underlying asset at the call price and will not be able to realize any of the underlying asset's value above the call price.

•  Derivatives Swaps/Contracts for Differences Risk involves greater risks than direct investment in the underlying securities, because swaps and contracts for differences are subject to the risks relating to "Derivatives" described above. Further, total return swaps and contracts for differences are also subject to the particular risk that they could result in losses if the underlying asset or reference does not perform as anticipated. Such transactions can have the potential for unlimited losses.

•  Short Sales are expected to comprise a significant component of the Fund's investment strategy. It is considered a speculative investment practice. A short sale of a security involves the risk of an unlimited increase in the market price of the security which could result in an inability to cover the short position and thus a theoretically unlimited loss. Short sales may also subject the Fund to leverage risk (i.e., the risk that losses could well exceed the Fund's investment). This can occur, for example, when the Fund fails to earn as much on an investment purchased with borrowed funds as it pays for the use of those funds. There can be no assurance that securities necessary to cover a short position will be available for purchase.

•  Debt Securities held by the Fund are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. The Fund may invest in "high yield", lower rated (or unrated) securities (commonly referred to as "junk bonds"). These instruments are considered speculative and have a much greater risk of default, thereby subjecting the Fund to greater degrees of credit risk (risk of loss) and interest rate risk than higher-rated securities.

•  Convertible Securities held by the Fund are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the stock into which they convert, and are thus subject to market risk.

•  Leverage. Some or all of the Fund's Sub-Advisers may borrow money from banks for investment purposes and, thus, the Fund may make margin purchases of securities, to the extent permitted by the 1940 Act. This practice, which is known as "leverage," is speculative and can involve significant risk of loss. The Fund is also subject to leverage risk in connection with the Sub-Advisers' speculative investment practices, such as using short sales, securities lending, reverse repurchase agreements, derivatives or other instruments where the risk of loss exceeds the amount invested.

•  Lending Portfolio Securities. The Fund may lend its portfolio securities to brokers, dealers, and financial institutions in an amount not exceeding 33 1/3% of the value of the Fund's total assets. These loans will be secured by collateral designated by the Adviser (consisting of cash and/or liquid securities) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Fund may, subject to certain notice requirements, at any time call the loans and

04  Aberdeen Multi-Manager Alternative Strategies Fund II: Summary Prospectus as of February 29, 2016, as amended and restated on June 20, 2016 obtain the return of the securities loaned. The Fund will be entitled to the interest and dividends on its loaned securities. These loans are expected to be used to leverage the Fund's assets–i.e., while the Fund continues to receive the income on the loaned securities, it can invest the cash collateral received in any securities or instruments consistent with the Fund's investment objective and earn returns thereon. The Fund will be required to return the collateral with the interest at a predetermined fixed or floating rate and because the Fund's interest obligation and transaction costs may turn out to be greater or less than the return on the Fund's investment of the collateral, the Fund may lose or gain from engaging in the securities lending transaction. See "Leverage Risk."

•  Exchange-Traded Fund Risk. The Fund may invest in ETFs, which are subject to, among other risks, tracking error risk and passive and, in some cases, active management investment risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF's shares will continue to be listed on an active exchange. In addition, Fund shareholders bear both their proportionate share of the Fund's expenses and similar expenses incurred through the Fund's ownership of the ETF.

•  Portfolio Turnover. The Fund may engage in short-term trading. This means that the Fund may buy a security and sell that security a short period of time after its purchase. Short-term trading causes the Fund to have a high portfolio turnover rate, which could, in turn, generate higher transaction costs (due to commissions or dealer mark-ups and other expenses), and reduce the Fund's investment performance. In addition, a high level of short-term trading may increase the amount of taxable income recognized by shareholders of the Fund, may reduce the after-tax returns of the shareholders, and, in particular, may generate short-term capital gains, which are taxed at ordinary income tax rates.

Performance

The returns presented for the Fund reflect the performance of Arden Alternative Strategies II (the "Predecessor Fund"). The Fund adopted the performance of the Predecessor Fund as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. Class A, Class C and Class R returns are based on the previous performance of the Predecessor Fund's Advisor Class shares. Institutional Class returns are based on the previous performance of the Predecessor Fund's Class I shares.

The bar chart and table below can help you evaluate both potential risks and potential rewards of the Fund. The bar chart below shows the Fund's annual total returns for the Institutional Class. The returns in the table reflect the maximum sales charge for Class A. The table compares the Fund's average annual total returns to the returns of a broad-based securities index, and additional indices showing the returns of the equity and fixed income markets. The bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated information on the Fund's performance results, including the Fund's current net asset value, can be obtained by visiting www.aberdeen-asset.us or calling 866-667-9231.

Calendar Year Total Returns

For the period shown in the bar chart above:

Best Quarter (Q115): 2.76%
Worst Quarter (Q215): -3.19%

Annual Total Returns

Average Annual Total Returns (for the periods ended December 31, 2015)	One Year	Since Inception (02/03/14)
Institutional Class shares–Before Taxes	0.25%	0.86%
Institutional Class shares–After Taxes on Distributions	0.14%	-0.02%
Institutional Class shares–After Taxes on Distributions and Sale of Shares	0.23%	0.30%
Class A shares–Before Taxes	-5.64%	-2.42%
Class C shares–Before Taxes	-0.93%	0.66%
Class R shares–Before Taxes	0.07%	0.66%
HFRX Absolute Return Index (reflects no deduction for fees, expenses or taxes)	2.86%	1.62%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	-0.32%	5.64%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	0.55%	2.39%

After-tax returns are shown for Institutional Class shares only and after-tax return for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

  Aberdeen Multi-Manager Alternative Strategies Fund II: Summary Prospectus as of February 29, 2016, as amended and restated on June 20, 2016  05

Investment Adviser

Aberdeen Asset Management Inc. serves as the Fund's investment adviser.

Sub-Advisers

Below are the currently authorized Sub-Advisers with their corresponding investment strategies:

Investment Strategy	Sub-Adviser
Relative Value–Equity	Algert Global LLC
Equity Hedge	Chilton Investment Company, LLC
Relative Value–Credit	—
Global Macro and Tactical (Portfolio Hedging)	Ellington Management Group, L.L.C.
Global Macro	Goldman Sachs Asset Management, L.P.
Equity Hedge	J.P. Morgan Investment Management Inc.
Equity Hedge	Otter Creek Advisors, LLC
Relative Value–Equity	PanAgora Asset Management, Inc.
Event Driven–Credit	River Canyon Fund Management LLC*
Event Driven–Equity	York Registered Holdings, L.P.

*Effective July 1, 2016, River Canyon Fund Management LLC will no longer serve as a Sub-Adviser to the Fund.

At the discretion of the Adviser, at any time, the Fund may have no assets allocated to one or more Sub-Adviser(s) (i.e., zero allocation) and allocations may change at any time (or not at all). Presently, (based on a variety of factors, including expected Fund asset levels), Fund assets have not been allocated to a portion of the Sub-Advisers. Further, at any time, a Sub-Adviser may not manage assets pursuant to all of the strategies permitted above or a strategy may be permitted but not currently managed by any Sub-Adviser.

Portfolio Managers of the Adviser

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Averell H. Mortimer	Portfolio Manager	2014 (Since Inception)**
Ian McDonald	Portfolio Manager	2014 (Since Inception)**
Darren Wolf	Portfolio Manager	2015	**
Russell Barlow	Portfolio Manager	2015	**
Vicky Hudson	Portfolio Manager	2015	**
Peter Wasko	Portfolio Manager	2015	**
Kevin Lyons	Portfolio Manager	2015	**

**Includes the Predecessor Fund.

Purchase and Sale of Fund Shares

The Fund's minimum investment requirements are as follows:

Class A and Class C Shares
To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50
Class R Shares
To open an account	No Minimum
Additional investments	No Minimum
Institutional Class Shares
To open an account	$1,000,000
Additional investments	No Minimum

Tax Information

The Fund's dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

06  Aberdeen Multi-Manager Alternative Strategies Fund II: Summary Prospectus as of February 29, 2016, as amended and restated on June 20, 2016

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08  Aberdeen Multi-Manager Alternative Strategies Fund II: Summary Prospectus as of February 29, 2016, as amended and restated on June 20, 2016

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